Filed with the Securities and Exchange Commission on January 12, 2000
                                                   Registration No. 333-89801
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                         HI-RISE RECYCLING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                            -------------------------

           FLORIDA                                               65-0222933
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                              8505 N.W. 74TH STREET
                              MIAMI, FLORIDA 33166

                                 (305) 597-0243

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                            -------------------------

                                  DONALD ENGEL
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                         HI-RISE RECYCLING SYSTEMS, INC.
                              8505 N.W. 74TH STREET
                              MIAMI, FLORIDA 33166
                                 (305) 597-0243
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            -------------------------

                          COPIES OF COMMUNICATIONS TO:

                               GARY EPSTEIN, ESQ.
                            JEFFREY M. OSHINSKY, ESQ.
                             GREENBERG TRAURIG, P.A.
                              1221 BRICKELL AVENUE
                              MIAMI, FLORIDA 33131
                                 (305) 579-0500

                            -------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after this Registration Statement becomes effective.

                            -------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            -------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                INTRODUCTORY NOTE

         This Post-Effective Amendment No. 1 to Registration Statement No. 333-89801 is being filed with the Securities and Exchange Commission in order to include Item 16 and Exhibit 5.1 thereto. The Prospectus which forms a part of this Post-Effective Amendment No. 1 is identical to the Prospectus as filed with the Securities and Exchange Commission on January 4, 2000, which Prospectus is not separately included in this Post-Effective Amendment No. 1.

ITEM 16. EXHIBITS.

        EXHIBIT
        NUMBER                       DESCRIPTION
        -------                      -----------

         *3.1 Our Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form SB-2, as amended (33-63778-A))

         *3.2 Our Bylaws (incorporated by reference to Exhibit 3.2 of our Registration Statement on Form SB-2, as amended (33-63778-A))


          5.1     Opinion of Greenberg Traurig, P.A.

         23.1 Consent of Greenberg Traurig, P.A. (contained in Exhibit 5.1 hereto)

        *23.2     Consent of PricewaterhouseCoopers LLP

-------------------------
*    previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on this 11th day of January, 2000.

                                 HI-RISE RECYCLING SYSTEMS, INC.

                                 By:  /S/ BRADLEY HACKER
                                      ----------------------------------------
                                      Bradley Hacker, Chief Financial Officer

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                       TITLE                                 DATE
                 ---------                                       -----                                 ----

*/S/ DONALD ENGEL                              Chairman of the Board and Chief                  January 11, 2000
---------------------------------------        Executive Officer
DONALD ENGEL

/S/ BRADLEY HACKER                            Chief Financial Officer                           January 11, 2000
---------------------------------------
 BRADLEY HACKER

*/S/ WARREN ADELSON                            Director                                         January 11, 2000
---------------------------------------
 WARREN ADELSON

*/S/ IRA S. MERRITT                            Director                                         January 11, 2000
---------------------------------------
 IRA S. MERRITT

*/S/ JOEL M. PASHCOW                           Director                                         January 11, 2000
---------------------------------------
JOEL M. PASHCOW

*/S/ LEONARD TOBEROFF                          Director                                         January 11, 2000
---------------------------------------
LEONARD TOBEROFF

*By:/S/ BRADLEY HACKER                                                                          January 11, 2000
---------------------------------------
BRADLEY HACKER
ATTORNEY-IN-FACT

                                  EXHIBIT INDEX

NUMBER               DESCRIPTION
------               -----------
 5.1                 Opinion of Greenberg Traurig, P.A.